UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 22, 2025

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2025-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-261901-21

Central Index Key Number of Issuing Entity: 0002049903

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-261901

Central Index Key Number of Depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

99-6211102

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Santander Consumer USA Inc. (“SC”) and Santander Drive Auto Receivables LLC (“Santander Drive”) entered into a Purchase Agreement (the “Purchase Agreement”), dated as of January 22, 2025, (the “Closing Date”), pursuant to which SC transferred to Santander Drive certain motor vehicle retail installment sales contracts and installment loans relating to certain new and used automobiles, heavy-duty trucks, light-duty trucks, SUVs and vans (the “Receivables”) and related property. Santander Drive Auto Receivables Trust 2025-1 (the “Issuer”), a Delaware statutory trust, was established by a Trust Agreement, dated as of December 21, 2023, which was amended and restated by an Amended and Restated Trust Agreement, dated as of December 17, 2024, which was amended and restated by a Second Amended and Restated Trust Agreement, dated as of the Closing Date (the “Second Amended and Restated Trust Agreement”), by and between Santander Drive, Citibank, N.A., as owner trustee, and Citicorp Trust Delaware, National Association, as Delaware trustee. On the Closing Date, the Issuer entered into a Sale Agreement, dated as of the Closing Date (the “Sale Agreement”), with Santander Drive, as seller, pursuant to which the Receivables and related property were transferred to the Issuer. On the Closing Date, the Issuer entered into a Servicing Agreement, dated as of the Closing Date (the “Servicing Agreement”), with SC, as servicer, administrator and sponsor, and Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which SC agreed to act as servicer for the Receivables. On the Closing Date, the Issuer, SC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into an Asset Representations Review Agreement, dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables after satisfaction of certain conditions. Also, on the Closing Date, the Issuer entered into an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuer and the Indenture Trustee. Pursuant to the Indenture, the Issuer caused the issuance of the following notes: the Class A-2 4.76% Auto Loan Asset Backed Notes, the Class A-3 4.74% Auto Loan Asset Backed Notes, the Class B 4.88% Auto Loan Asset Backed Notes, the Class C 5.04% Auto Loan Asset Backed Notes and the Class D 5.43% Auto Loan Asset Backed Notes (collectively, the “Publicly Registered Notes”) and the Class A-1 4.548% Auto Loan Asset Backed Notes and the Class E 7.07% Auto Loan Asset Backed Notes (collectively, the “Retained Notes” and together with the Publicly Registered Notes, the “Notes”). Also pursuant to the Indenture, the Issuer granted a security interest in the Receivables and other related property to secure the Notes. Also, on the Closing Date, the Issuer, SC, as administrator, and the Indenture Trustee entered into an Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by SC of certain administration services on behalf of the Issuer relating to the Notes. The Publicly Registered Notes were sold to RBC Capital Markets, LLC, Deutsche Bank Securities Inc., Santander US Capital Markets LLC, SG Americas Securities, LLC, CastleOak Securities, L.P., and Samuel A. Ramirez & Company, Inc. (together, the

“Underwriters”), pursuant to an Underwriting Agreement, dated as of January 15, 2025, by and among SC, Santander Drive and RBC Capital Markets, LLC, on behalf of itself and as representative of the Underwriters. The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), under a Registration Statement on Form SF-3 (Commission File No. 333-261901).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Second Amended and Restated Trust Agreement, as Exhibit 10.5 is the Asset Representations Review Agreement and Exhibit 10.6 is the Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of January 22, 2025, between the Issuer and Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, dated as of January 22, 2025, between SC and Santander Drive.

10.2	Sale Agreement, dated as of January 22, 2025, between the Issuer and Santander Drive.

10.3	Administration Agreement, dated as of January 22, 2025, between the Issuer, SC, as administrator, and the Indenture Trustee.

10.4	Second Amended and Restated Trust Agreement, dated as of January 22, 2025, between Santander Drive, Citibank, N.A., not in its individual capacity but solely as owner trustee for the Issuer, and Citicorp Trust Delaware, National Association, not in its individual capacity but solely as Delaware trustee for the Issuer.

10.5	Asset Representations Review Agreement, dated as of January 22, 2025, between the Issuer, SC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

10.6	Servicing Agreement, dated as of January 22, 2025, between the Issuer, SC, as servicer, administrator and sponsor, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2025	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Collin Devlin
	Name:	Collin Devlin
	Title:	Vice President